SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                   FORM 8-K/A
                                 AMENDMENT NO.1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported) December 3, 1999
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                                    CPI CORP.
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             (Exact Name of the Registrant as Specified in Charter)

          Delaware                 001-10204                     431256674
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(State or Other Jurisdiction      (Commission                  (IRS Employer
     of Incorporation)            File Number)               Identification No.)

     1706 Washington Avenue, St. Louis, Missouri                   63103
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  (Address of Principal Executive Offices)                       (Zip Code)

Registrants telephone number, including area code (314) 231-1575
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

          On December 2, 1999, CPI Corp. issued a press release announcing that its third quarter earnings will fall far short of expectations. A copy of the press release is attached hereto as Exhibit 5.1.

          On October 7, 1999, CPI updated certain projections contained in its Proxy Statement dated September 27, 1999, mailed to shareholders in connection with the meeting to approve the then proposed merger with SPS International Inc. CPI no longer believes those projections are a reliable indicator of its future financial performance.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                          CPI CORP.



Date: December 3, 1999                         By: /s/ Alyn V. Essman
                                                  ------------------------------
                                                  Name:  Alyn V. Essman
                                                  Title: Chief Executive Officer